UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 10, 2018

Date of Report (Date of earliest event reported)

Toga Limited
(Exact name of registrant as specified in its charter)

Nevada	333-138951	98-0568153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3960 Howard Hughes Pkwy Suite 500 Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)

(702) 990-3578

(Registrant's telephone number)

__________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 29, 2018, Toga Limited, a Nevada corporation (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) whereby the Company will issue 4,704,763 shares of its common stock at $0.85 per share in exchange for ownership of approximately 30,075 square feet of space in an office building known as the Empire Damansara, located in the township of Damansara Perdana, which is part of the Golden Triangle of Petaling Jaya, adjacent to Kuala Lumpur in Malaysia.

The Empire Damansara building consists of 30 floors and a total of 303,000 useable square feet. The area to be acquired by the Company consists of 7,524 square feet on the ground floor of the Empire Damansara, and all of the 28th, 29th and 30th floors (the 30th floor is the rooftop terrace) (collectively, the “Property”). The Company has also entered into Sale and Purchase Agreements (the “SPAs”) with Mammoth Empire Estate Sdn. Bhd., a Malaysian corporation (“Mammoth”), the developer of the building. The SPAs stipulate that the purchase price shall be in the form of shares pursuant to the Subscription Agreement.

The closing of the transactions contemplated by the Subscription Agreement and the SPAs are contingent upon the developer, within three (3) months from the date of the SPAs to procuring a letter of disclaimer from the local bank, which would serve as a release from the local bank’s lien against land on which the Property is located.

The Property is valued at RM 16,596,050 or USD$3,999,048.55. The Company intends to move its headquarters to the Property upon closing.

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Registered Public Accounting Firm.

Since June 22, 2017, MaloneBailey, LLP (“MB”) has been the independent registered public accounting firm of Toga Limited (the “Company”). On December 10, 2018, the Board of Directors of Toga Limited (the “Company”), approved the dismissal of MB as the Company’s independent registered public accounting firm.

The reports of MB on the Company’s financial statements for the fiscal years ended July 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that MB’s report included a paragraph indicating there was substantial doubt about our ability to continue as a going concern.

During the fiscal year ended July 31, 2017 and through December 10, 2018, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with MB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of MB would have caused MB to make reference thereto in its reports on the consolidated financial statements for such year. During the fiscal year July 31, 2017 and through December 10, 2018, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided MB with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that MB furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not MB agrees with the statements related to them made by the Company in this report. A copy of MB’s letter to the SEC dated December 14, 2018 is attached as Exhibit 16.1 to this report.

(b) On December 10, 2018, the Company engaged Pinnacle Accountancy Group with offices located in Farmington, Utah (“Pinnacle”), as the Company’s independent accountant to audit the Company’s consolidated financial statements and to perform reviews of interim financial statements. During the fiscal year ended July 31, 2018, and then through December 10, 2018, neither the Company nor anyone acting on its behalf consulted with Pinnacle regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Pinnacle on the Company’s consolidated financial statements; of (ii) any matter that was either the subject of a disagreement with MB or a reportable event with respect to MB.

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ITEM 8.01 OTHER EVENTS.

Management is confident that its recent efforts in raising capital through the sale of shares of the Company’s common stock has resulted in the Company having sufficient resources to meet its ongoing overhead requirements for the next 24-months. As stated above in Item 1.01 Entry into a Material Definitive Agreement, the Company will be acquiring a significant amount of office space which will serve as the Company’s headquarters in Kuala Lumpur. The Company will not be required to allocate any of its capital resources for this acquisition as the seller has agreed to receive 4,704,763 shares of the Company’s common stock as consideration for the Property. This acquisition will provide some relief in the Company’s monthly overhead by eliminating lease payments for office space.

As disclosed in the Company’s Form 8-K dated July 27, 2018, the Company sold $1,349,188.50 worth of stock at $0.50 share to one of the members of the Company’s Board of Directors. This was followed by the sale to this same director of another $2,145,716 worth of stock at $0.75 per share. Both transactions were completed through the use of Bitcoins transferred to the Company’s e-wallet for a total of 495 Bitcoins.

These transactions as well as the Company’s continuing operations will enable the Company to meet its ongoing monthly obligations for the next twenty-four (24) months, assuming that Bitcoin retains a minimum value of $3,000 during such period.

Management is looking forward to working with its new auditors so that the Company can provide its shareholders and the public market with current financial information. The Company will be welcoming the auditors to its offices as soon as possible and to spend as much time with Toga's management and accounting personnel as is necessary so that they can complete the audit as quickly and as efficiently as possible.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
16.1	Letter of MaloneBailey, LLP dated December 14, 2018

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TOGA LIMITED

DATED: December 19, 2018	By:	/s/ Toh Kok Soon
Toh Kok Soon
Chief Executive Officer and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)

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